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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                           SCHEDULE 14(C) INFORMATION

Information Statement Pursuant to Section 14(C) of the Securities Exchange Act of 1934

Check the appropriate box:

       //Preliminary Information Statement     //Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14(C)-5(d)(2)

      /X/ Definitive Information Statement

      ---------------------------------------------------------------------
                               UNIDYNE CORPORATION
                (name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):
      //$125 per Exchange Act Rules 0-11(c)(1)ii), or 14(C)-5(g).
      // Fee computed on table below per Exchange Act Rules 14(C)-5(g) and 0-11.

(1)   Title of each class of securities to which transaction applies:
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(2)   Aggregate number of securities to which transaction applies:
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(3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*
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(4)   Proposed maximum aggregate value of transaction:
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(5)   Total fee paid:
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* Set forth the amount on which the filing fee is calculated and state how it was determined.

// Fee paid previously with preliminary materials.

//Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


(1)   Amount Previously Paid:
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(2)   Form, Schedule or Registration Statement No.:
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(3)   Filing Party:
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(4)   Date Filed:
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                               UNIDYNE CORPORATION
                          118 PICKERING WAY, SUITE 104
                            EXTON, PENNSYLVANIA 19341



                    NOTICE OF THE TAKING OF CORPORATE ACTION
                      WITHOUT A MEETING BY WRITTEN CONSENT



        Notice is hereby given that Capital Idea, Inc., C. Eugene Hutcheson, Charlotte E. Doremus, and David M. Barrett, as holders of approximately 6,036,351shares of the outstanding capital stock of UNIDYNE Corporation, a Delaware corporation (the "Company"), shall, on or about December 21, 1998 cause the Company to elect Juan E. Cintron as a director of the Company to serve for a term of three years or until his successor shall have been elected and qualified.

        The accompanying Information Statement is furnished pursuant to Section 14(C) of the Securities Exchange Act of 1934.


                                    By Order of the Board of Directors
                                    /s/ CHARLOTTE E. DOREMUS
                                    Charlotte E. Doremus
                                    Secretary


                       WE ARE NOT ASKING YOU FOR A PROXY,
                  AND YOU ARE NOT REQUESTED TO SEND US A PROXY




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                               UNIDYNE CORPORATION
                          118 PICKERING WAY, SUITE 104
                            EXTON, PENNSYLVANIA 19341


                              INFORMATION STATEMENT


        This Information Statement is furnished in connection with the taking of corporate action without a meeting by less than unanimous written consent of stockholders. Capital Idea, Inc. ("Capital"), C. Eugene Hutcheson ("Hutcheson"), Charlotte E. Doremus ("Doremus"), and David M. Barrett ("Barrett"), are holders of 6,036,351 shares of the common stock, par value $.001 per share (the "Common Stock"), of UNIDYNE Corporation, a Delaware corporation (the "Company"), or approximately 64.66% of the outstanding capital stock of the Company, and are entitled to vote such shares. On or about December 21, 1998 Capital, Hutcheson, Doremus, and Barrett intend to elect Juan E. Cintron as a director of the Company for a term of three years or until his successor shall be elected and qualified. Please be advised, therefore, that this is only an Information Statement. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

        This Information Statement is first being sent to stockholders on or about December 1, 1998. Record holders of the Common Stock at the close of business on November 25, 1998 are entitled to receive a copy of this Information Statement. Each stockholder is entitled to one vote for each share of Common Stock held. On November 23, 1998 there were 9,335,352 shares of Common Stock outstanding. In addition, there was outstanding 500,000 shares of Class B Convertible Preferred Stock entitled to vote.

        The following individuals will constitute the Board of Directors of the Company after the above-described corporate action is taken:

       Directors                                   Remaining Years in Term
       ---------                                   -----------------------
       C. EUGENE HUTCHESON                                   One
       CHARLOTTE E. DOREMUS                                  Two
       DAVID M. BARRETT, Esq.                                One
       JUAN E. CINTRON                                       Three


                              ELECTION OF DIRECTORS

        Pursuant to this corporate action without a meeting, Juan E. Cintron will be elected to serve a term of three years or until his successor is elected and qualified.

        The following information is furnished with respect to the director to be elected:

        JUAN E. CINTRON serves as Chairman of the Board and CEO of Consultores Internacionales CLB, S.A. de C.V., and of Grupo Industrial CINTRON, S.A., a holding company which has interests in manufacturing, wholesaling, consulting and investing in Mexico. In the manufacturing companies, products for the automotive parts industry, as well as the brake lining industry, are supplied to OEM and service-market clients in Mexico, the USA, Canada, South America and the Far East. The international consulting company provides management and marketing services to clients interested in expanding their markets and investments in the global marketplace.

        Mr. Cintron is a graduate of the University of Notre Dame and has advanced studies from the Advanced Management Program from the same university. He presently serves or has in the past served as President of the Mexican chapter of the World Presidents Organization, Junior Achievement of Mexico, Mexico City chapter of the Young Presidents Organization, Board of Trustees of Instituto Cultural Cuernavaca, Board of Trustees of Instituto Tecnologico y de Estudios Superiores de Monterrey, University of Notre Dame Alumni Association of Mexico, and Junior Achievement International (Vice-Chairman). He also serves on the following Board of Directors: Grupo Modelo, S.A. de C.V., International Advisory Council University of Notre Dame and Cone Tech Mex, S.A. de C.V.


                             THE BOARD OF DIRECTORS

        During the year ended December 31, 1997, the Board of Directors of the Company held eight meetings and took action by written consent on seven occasions. The Board of Directors does have an Audit Committee and a Compensation Committee. All directors participated in the giving of written consents on each occasion.

        None of the directors received cash compensation from the Company. Options to purchase Common Stock of the Company have been granted to continuing directors as follows:

                         Date of     Number       Exercise     Expiration
       Recipient          Grant    of Shares       Price          Date
       ---------          -----    ---------       -----          ----
       David M. Barrett  4/18/97    50,000        $6.00        4/18/2002



                         INDEPENDENT PUBLIC ACCOUNTANTS

        The Company's principal accountant for the fiscal year most recently ended was Arthur Andersen, LLP.